P R I N C I P L E S   T H A T   E N D U R E
Northern Trust
Corporation
Annual Meeting of Stockholders
Frederick H. Waddell
Chairman & Chief Executive Officer
EXHIBIT 99.1
Service Expertise Integrity
© 2013 Northern Trust Corporation

2 Annual Meeting of Stockholders – April 16, 2013
Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including allowance levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters
(including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of
Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2012 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern
Trust disclaims any continuing accuracy of the information provided in this presentation after today.

INTEGRATED OPERATIONS & TECHNOLOGY PLATFORM
WORLD CLASS CLIENT SERVICE
STRONG BALANCE SHEET
ASSET MANAGEMENT
ASSET SERVICING
WEALTH MANAGEMENT
BANKING
INSTITUTIONAL CLIENTS
PERSONAL CLIENTS

Northern Trust

3 Annual Meeting of Stockholders – April 16, 2013
A Highly Focused Business Model
Northern Trust Corporation is a global leader in asset servicing, asset management, wealth management and banking for personal and institutional clients.
Market Leader in Focused Businesses
Strong History of Organic Growth
Focused on Driving Performance
Distinctive Financial Strength
Pension funds
Fund managers
Insurance
Foundations
Endowments
Sovereign
wealth funds
Individuals
Families
Family offices
Family foundations
& endowments
Privately held
businesses

4 Annual Meeting of Stockholders – April 16, 2013
High-touch trust,
investment management
and banking solutions.
Sophisticated financial
solutions for global
UHNW families, their
offices and
foundations.
Global Family
Office
Wealth Advisory
Private Client
$1 MM
$20 MM
$200 MM
Comprehensive,
advice-driven financial
solutions
through an integrated
team of specialists.
Complexity
Personal Financial Services
Delivering Advice-based Solutions to our Target Markets
Teams of specialists are structured to serve three key segments.

5 Annual Meeting of Stockholders – April 16, 2013
Custom asset
allocation
Comprehensive
investment
capabilities
Broad menu of
outside managers
Brokerage
services
Deposit services
Custom
financing
Stock option
lending
Personal Financial Services
Comprehensive Capabilities Few Firms Can Match
Customized
investment
objectives
and strategic
asset allocation
Manager
selection and
oversight
Asset servicing
and
administration
Family education
and governance
Family business
Non-financial
asset
management
Cash flow
analysis
Debt
management
Tax planning
Retirement
planning
Wealth transfer
planning
Trust and estate
services
Philanthropic
advisory
services
Securities
custody
Services are tailored to client needs and goals.
Financial
Planning
Asset
Management
Private and
Business
Banking
Trust & Estate
Services
Advisory
Services
Foundation and
Institutional
Advisors

North America

Europe, Middle East & Africa

Asia Pacific

Northern Trust

6 Annual Meeting of Stockholders – April 16, 2013
Providing solutions to asset owners and asset managers around the world.
Institutional
Investor Group
(IIG)
Global
Fund Services
(GFS)
Pension plans
Insurance
Sovereign wealth funds
Foundations
Endowments
Traditional funds
Hedge funds
Fund of funds
Exchange Traded Funds
Corporate & Institutional Services
Serving Select Institutional Segments
Segments Regions Clients

7 Annual Meeting of Stockholders – April 16, 2013
Corporate & Institutional Services
A Broad Range of Solutions
Offering an array of asset servicing and asset management services.
Fund accounting
Transfer agency
Corporate secretarial
Trustee
Investment
operations
outsourcing
Cash management
Index
Active
Defined contribution
Multi-Manager
Outsourced CIO
Pension risk
management
Custody/safekeeping
Settlement
Derivatives
processing
Benefit payments
Income collection
Corporate actions
Tax reclamation
Investment
accounting
Reporting and
valuation
Performance analytics
Risk monitoring
and reporting
Trade execution
analysis
Data warehouse
Cross-border pooling
Trade execution
Transition
management
Securities lending
Foreign exchange
Commission
management
Passive currency
overlay
Asset
Processing
Asset
Administration
Asset
Reporting
Asset
Enhancement
Asset
Management

8 Annual Meeting of Stockholders – April 16, 2013
Assets Under Management: $810 Billion
As of March 31, 2013
* Includes Common/Collective Funds, and UCITS (Undertakings for Collective Investments in Transferable Securities).
Separate  Accounts
Mutual &
Commingled Funds*
Exchange Traded
Funds (ETF)
Diversified Asset Management Solutions
Delivered through Various Structures
Northern Trust Global Investments
Client Focused, Diversified Investment Manager
Across Client Segments
$604 Billion
Institutional
$206 Billion
Personal
Across Asset Classes
Equities
$403 Billion
(50%)
Fixed Income
$148 Billion
(18%)
Short
Duration
$239 Billion
(30%)
Other
$20 Billion
(2%)
Across Styles
$38 Billion
(5%)
$365 Billion
(45%)
Active
$387 Billion
(48%)
Index
Multi-Manager
Other
$20 Billion
(2%)

9 Annual Meeting of Stockholders – April 16, 2013
Assets Under Custody
($ Trillions)
Assets Under Management*
($ Billions)
Strong History of Growth in Fee-based Businesses
* AUM is presented excluding securities lending collateral
1 Custody fees include C&IS custody & fund administration fees and PFS Wealth Management Group fees.
2 Asset management fees include C&IS investment management fees and fees of the four PFS regions.
S&P 500
Custody Fees
S&P 500
Asset Mgmt Fees
Fee revenues average approximately 60% of total revenues.
$2.6
$2.9
$3.5
$4.1
$3.0
$3.7
$4.1
$4.3
$4.8
$5.0
2004 2005 2006 2007 2008 2009 2010 2011 2012 1Q
2013
$384
$401
$449
$488
$449
$513
$545
$568
$671
$709
2004 2005 2006 2007 2008 2009 2010 2011 2012 1Q
2013
1
2

10 Annual Meeting of Stockholders – April 16, 2013
Trends Impacting our Businesses
Global wealth creation
Globalization/cross-border investing
Expanding use of alternative assets
Shift from active to passive management
Increased regulation
Focus on risk management
Demand for transparency
Back and middle office outsourcing
Historically low interest rates
Low foreign exchange volatility
Low securities lending demand
Equity markets reflecting increased risk
appetite
Secular Trends Cyclical Trends

11 Annual Meeting of Stockholders – April 16, 2013
Technology
Efficiency
Driving Performance
Improving Profitability and Returns
Surpassed 2012 goal of more than half of
$250 million target
2012 benefits were split roughly 40%/60%
between revenue and expense
Improved 2012 pre-tax margin by
approximately 375 basis points and return
on equity by approximately 150 basis points
On target to achieve $250 million of pre-tax
benefit in 2013
Revenue
Enhancements
Process
Optimization
Corporate-wide
Initiatives

12 Annual Meeting of Stockholders – April 16, 2013
($MM, except EPS)
Trust, Inv. & Other Servicing Fees
Foreign Exchange Trading Income
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Pre-Tax Income
Taxes
Net Income
Earnings per Share
Return on Common Equity
$2,406
206
294
990
3,896
2,879
25
992
305
$687
$2.81
9.3%
2012
+11%
-36%
+10%
-2%
+3%
+2%
-55%
+12%
+9%
+14%
+14%
2012 vs. 2011
Strong new business results despite
difficult macroeconomic environment
Invested approximately $591 million in
technology
Improved our return on common
equity to 9.3% from 8.6% in 2011
Results included restructuring,
acquisition and integration related
charges totaling $18.6 million versus
$91.6 million in 2011
2012 Financial Performance

13 Annual Meeting of Stockholders – April 16, 2013
1Q13 1Q13 vs 1Q12
Trust, Inv. & Other Servicing Fees
Foreign Exchange Trading Income
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Pre-Tax Income
Taxes
Net Income
Earnings per Share
Return on Common Equity
$631
59
60
226
976
729
5
242
78
$164
$0.67
8.8%
+10%
-4%
-16%
-12%
+1%
+1%
-%
+2%
+4%
+2%
+2%
First Quarter 2013 Financial Performance
($MM, except EPS)
New business and higher equity
markets drove strong growth in trust,
investment and other servicing fees
However, fee growth was largely
offset by lower net interest income
and the impact of a write-off of certain
fee receivables
Expense growth was modest as we
focused on improving productivity and
profitability
We continue to invest in the business

14 Annual Meeting of Stockholders – April 16, 2013
Returning Capital to Shareholders
Quarterly Dividend Paid
per Common Share
2
Northern Trust Corporation Capital Ratios
Tier 1 Capital Ratio 13.3%
Total Risk-Based Ratio 14.7%
Leverage Ratio 8.4%
Tier 1 Common Equity 12.8%
Capital Return
Peer Average
$0.19
$0.21
$0.23
$0.25
$0.28
$0.28
$0.28 $0.28
$0.30
$0.31
3Q04 3Q05 3Q06 3Q07 3Q08 3Q09 3Q10 3Q11 3Q12 2013
As of March 31, 2013. The ratio of tier 1 common equity to risk-weighted assets is a non-GAAP financial measure. A reconciliation of tier 1 common equity to tier 1 capital calculated
Board of Directors will consider formal approval of the increase at its regular April meeting. Banks that did not disclose their dividend action are excluded from the peer average.
2 2013 figures represent planned dividend actions announced upon completion of the Comprehensive Capital Analysis and Review and the Capital Plan Review. Northern Trust’s
1 Peer data is indexed based on dividend data sourced from SNL Financial. The peer group includes U.S. based banks with assets of more than $50 billion as of December 31, 2012, a group of 18 institutions excluding Northern Trust.
in accordance with applicable regulatory requirements and GAAP is included in the Appendix on page 18.
1
Paid $287 million in dividends and
repurchased $163 million of our common
stock in 2012
The Federal Reserve did not object to
Northern Trust’s 2013 capital plan,
including a planned increase in our
dividend to $0.31 per share and the
repurchase of up to $400 million of
common stock through March 2014

FT
FINANCIAL TIMES

Forbes

PAM

FAMILY OFFICE REVIEW
...the art and science of wealth

BARRON'S

HFMWEEK

Asia Asset Management
THE JOURNAL OF INVESTMENTS & PENSIONS

American Financial Technology Awards

hedgeweek

SERVICE PROVIDER HFMWEEK awards WINNER

THE Asset
TheAsset.Com

FT
FINANCIAL TIMES

Pensions&Investments

Northern Trust

Annual Meeting of Stockholders – April 16, 2013
A Recognized Market Leader
Private Bank in North America
– Financial Times Group
(November 2012, 4   consecutive year)
Ranked among the Top 10 Wealth Managers
– Barron’s (September 2012)
Serving More than 20% of Forbes 400
Most Affluent Americans
– Forbes (September 2012)
14   Largest Manager of Worldwide Institutional Assets
15   Largest Asset Manager Worldwide
3     Largest Passive International Indexed Securities Manager
Best
Best Trust Company
– Family Office Review (June 2012)
Best Private Wealth Manager
– Private Asset Management (February 2013)
Best Administrator for UCITS Funds
– HFM Week, European Hedge Fund Awards
(March 2012)
Best Client Servicing  in Asia
– Asia Asset Management Awards,
(March 2013)
Best Reporting Initiative
– American Financial Technology Awards,
Waters Magazine, (Dec 2012)
Best Custody Specialist in Asia
– The Asset Magazine Awards
(4th consecutive year)
Best Administrator – Form PF Solution
– HFM Week US Services Provider Awards,
(Oct 2012)
Best Offshore Fund Administrator
– Hedgeweek USA Awards, (June 2012)
Best Service Provider to ETFs in Europe
– Annual Global ETF Awards
(2012, 5   consecutive year)
Global Custodian of the Year
– Financial Times Business Pension &
Investment Provider Awards, (May 2012)
th
th
th
th
rd
– Pensions & Investments (May 2012 based on December 31, 2011 assets)
15

Annual Meeting of Stockholders – April 16, 2013
Commitment to Corporate Social Responsibility
Community-focused philosophy is central to our development of an integrated, comprehensive and global CSR platform.
Named to FTSE4Good Global Index for 2012; Sixth Consecutive Year
Named to MSCI ESG Indices for 2012/2013: MSCI World ESG Index, MSCI World SRI Index,
and MSCI KLD 400 Social Index
Named to Dow Jones Sustainability World Index and the North America Index for 2012/2013;
Second Consecutive Year
50 Out Front for Diversity Leadership: Best Places for Diverse Managers,
Diversity MBA Magazine,
Top 30 Employers for Working Families, Best Organization for Flexible Working Award,
Working Families Organization, October 2012
100 Best Companies for Working Mothers,
Working Mother
magazine, September 2012; 21st
Year on the List
100 Best Corporate Citizens,
CR Magazine,
Northern Trust’s global headquarters, 50 South La Salle Street receives Energy Star
Certification,
Environmental Protection Agency, 2012
2012; Fifth Consecutive Year
April 2013
16

P R I N C I P L E S T H A T E N D U R E Appendix Integrity Expertise Service © 2013 Northern Trust Corporation northerntrust.com

18 Annual Meeting of Stockholders – April 16, 2013
Reconciliation of Non-GAAP Financial Measures
The following table provides a reconciliation of tier 1 common equity to tier 1 capital calculated in accordance with applicable regulatory requirements and GAAP. Northern Trust is providing the ratio of tier 1 common equity to risk-weighted assets in addition to its capital ratios prepared in accordance with regulatory requirements and GAAP as it is a measure that Northern Trust and investors use to assess capital adequacy.
March 31,
($ In Millions)
2012
Tier 1 Capital $ 7,587.0
Less:  Floating Rate Capital Securities 268.7
Tier 1 Common Equity $ 7,318.3
Ratios
Tier 1 Capital 13.3
%
Tier 1 Common Equity 12.8
%